Exhibit 99.2 June 8, 2022 Corporate NASDAQ: BTMD Presentation Confidential Material – Do Not Distribute

Disclaimer Forward-Looking Statements Certain statements in this Presentation may be considered “forward-looking statements” within the meaning of the provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events of BioTE Holdings, LLC’s (“BioTE” or the “Company”) future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “project”, “target”, “plan”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are beyond ability to control or predict, which may cause actual results to differ materially from those expressed or implied herein, including, but not limited to: the ability of the Biote Method and our Biote-branded dietary supplements to attain significant market acceptance among clinics, practitioners and their patients; failure by our outsourcing facilities to adequately perform their obligations; our reliance on third parties to support the manufacturing of bio-identical hormones for prescribers; our Biote-certified practitioners and Biote partnered clinics being concentrated in certain geographic regions, making us sensitive to regulatory, economic, environmental and competitive conditions in those regions; the frequency of use by practitioners and clinics of the Biote Method may not increase at the rate that we anticipate or at all; dependency on appropriate practitioner training, and inadequate training leading to negative patient outcomes; continuing development of our training, which depends upon maintaining strong working relationships with Biote-certified practitioners and other medical personnel; our ability to compete effectively; our limited history operating a practice-building business for practitioners in the hormone optimization space, which may make it difficult for an investor to evaluate the success of our business to date and to assess our future viability; our quarterly results may fluctuate significantly and may not fully reflect the underlying performance of our business; our ability to attract and retain key employees and qualified personnel; compliance with applicable laws, rules or regulations in a highly regulated industry; unforeseen and unpredictable factors affecting the operations of the FDA, U.S. Drug Enforcement Administration (the “DEA”) and other government agencies, such as the COVID-19 pandemic and changes in funding for the FDA, DEA and other government agencies; disruptions in our information technology systems (including our ability to protect confidential and proprietary information); the impact of the COVID-19 pandemic (including: the duration and scope of the pandemic; governmental, business and individuals’ actions taken in response to the pandemic); extreme weather conditions, natural disasters, and other catastrophic events; ability to protect our intellectual property and maintain patent protection for any products or methods we develop; the outcome of pending or future litigation (including with respect to claims challenging our intellectual property); the costs of complying with public company reporting obligations; the accuracy of our accounting estimates and assumptions; and other risks and uncertainties contained in the section captioned “Risk Factors” in our Proxy Statement filed with the United States Securities Exchange Commission (“SEC”) on May 5, 2022 and any other materials subsequently filed or furnished with the SEC. These forward-looking statements are based upon estimates and assumptions that are inherently uncertain. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law. Financial Information; Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA and EBITDA Margin. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing its financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward- looking non-GAAP financial measures is included. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding. Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue, EBITDA and EBITDA Margin. The Company’s independent auditor has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, it did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data This Presentation includes certain information and statistics obtained from third-party sources. The Company has not independently verified the accuracy or completeness of any such third-party information. No Offer This Presentation shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Biote, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. 2 Confidential Material – Do Not Distribute

Transforming Healthy Aging • Innovative, personalized hormone therapy delivered by Biote- certified providers with 10-year track record of patient satisfaction • High-growth, profitable, health & wellness company with continued growth potential in the US and globally • Commercial expertise with 5,300+ Biote-certified providers (~2% of addressable market) treating 300,000+ active patients • Proprietary treatment program and protocols with high barriers to entry • 90% clinic retention rate with annuity-like, cash-pay business model 3 Confidential Material – Do Not Distribute

Biote's Numbers Speak for Themselves

$160M—$166M
2022E Revenue

$46M—$50M
2022E EBITDA

~20%
2020A – 2022E Net Revenue CAGR

~20%
2020A – 2022E EBITDA CAGR

~29%
2022E EBITDA Margin

300k+
Active Patients of Providers

90%
Clinic Retention Rate

5,300+
Providers Treating Patients in 2,800+ Clinics

biote

- >11x Next-Largest Competitor[1]
- $7bn+ Hormone Replacement Therapy Market[2]
- Accelerated Growth
- Exceptional Margins
- Asset-Light
- Loyal Customer Base

(1) Published publicly available data on providers.
(2) Market Data Forecast, North America HRT Market Size

Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Confidential Material – Do Not Distribute
4 biote

How Hormone Deficiency is Related to Risky and Debilitating Diseases

Hormone Deficiency Symptoms[1]

After the age of 40, many of us begin to face these...



- Low energy
- Irritability
- Insomnia
- Depression
- Decreased libido
- Hot flashes / sweats
- Brain fog
- Bladder problems

Related Diseases

People with hormone deficiency are at increased risk of...

- Heart disease[2][3]
- Breast cancer[4][5]
- Osteoporosis[6]
- Neurodegenerative disease (Alzheimer's, Parkinson's, Huntington's)[7]



(1) Cardozo et al, Am J OB/GYN, 1984.
(2) Mechanisms of testosterone deficiency-related endothelial dysfuntion. Antonopoulous AS and Antoniades C. Hellenic J Cardiol. 2018 Jun 8. pii:@1109-9666(18)30168-4.
(3) Abraham Morgantaler et al., Testosterone therapy and cardiovascular Risk: Advances and Controversies, Mayo Clinic Proceedings 2015;90:224-51.
(4) Donovitz et al. European Journal Breast Health 2021.
(5) Glaser RL, York AE, Dimitrakakis C, Incidence of invasive breast cancer in women treated with testosterone implants: a prospective 10-year cohort study, BMC Cancer (2019) 19:1271.
(6) STUDD, J WW, ET AL (1990) AM JOURNAL/GYN 163, 1474-1479.
(7) Friedman E. 2013. How you and Your doctor can fight Breast cancer, Prostate cancer, and Alzheimer's. Prometheus New York.

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5 biote

Hormone Therapy is Proven to Provide Symptom Relief (1) (1) (2) Symptom Prevalence Complete Relief Change in Symptom Severity (%) (%) (%) 81.7 Hot flashes / sweats 90.8 ↓ 69 73.5 Insomnia 61.4 ↓ 62 50.0 Dyspareunia 71.6 ↓ 76 83.3 Loss of libido 67.0 ↓ 73 84.2 Irritability 73.3 ↓ 66 79.2 Depression 75.8 ↓ 68 75.0 Lethargy 65.9 ↓ 66 (1) Cardozo et al, Am J OB/GYN, 1984. (2) Glaser et al, Maturitas 2011. 6 Confidential Material – Do Not Distribute

Hormone Deficiency Affects 200M Americans (1) (2) with ~80% Untreated Addressable Patient Population Female Male Hormone Replacement •Women's estradiol •Men experience a 44% Therapy levels decline 67% from reduction of $7bn+ the mid 40s to the mid testosterone between (8) +7% CAGR (3) (6) 50s ages 30 and 74 Bioidentical pellet therapy, integrated nutraceuticals •~47M women affected •20M men over age 45 with menopausal are affected by symptoms (75% of hypogonadism and 10- (4) women over age 50) 12% of those affected undergo testosterone •28% undergo HRT (7) treatment (13M), 31% of those (5) undergo bHRT (4M) (1) Assumes 50:50 ratio of men:women. (5) NAMS Survey, 2015 (2) Untreated hormone deficiency. NAMS Survey, 2015 & HINDAWI Journal of Hormones. (6) Cleveland Clinic, 2018 7 (3) J Clin Endocrinol Metab, March 2011. (7) International Journal of Clinical Practice, 2006 & HINDAWI Journal of Hormones. Confidential Material – Do Not Distribute (4) 2019 Census Data Estimate & Health Qual Life Outcomes, 2005 (8) Market Data Forecast, North America HRT Market Size

Biote Offers Providers a Convenient Hormone Therapy Solution in a Clinical Setting Medically prescribed by Over-the-Counter Pills providers × Not medically prescribed Personalized dosage with × One-size-fits all approach sustained release × Self-administered × Risk of inconsistent compliance Convenient treatment by providers Prescription Creams, Patches, Enhanced compliance Pills, Injectables × Over-the-counter or medically prescribed High retention × Dosages vary by application × Self-administered × Risk of inconsistent compliance 8 Confidential Material – Do Not Distribute

Complementary Portfolio of Treatments for Providers to Address Clear Consumer Health Needs

Biote Method

- **Proprietary** BioTracker Practice Management Software
- **Unparalled** medical training and practice certification
- **Best-in-Class** digital and point-of-care marketing support
- **Robust** database of 2.5 million provider patient insertions

Nutraceuticals

- **Dietary supplements** that are supportive to patients undergoing pellet therapy performed by providers
- **High-tech** cosmeceuticals and peptide cosmeceuticals
- Key supplements that focus on **foundational health** for all
- Nutras accounted for **~20% of revenue** in 2021



Revenue



($ in millions)
% of '22 Revenue
$116
$139
$160-$166
1%
20%
79%
2020A
2021A
2022E
A = Actual
E = Estimated
Procedure Fees
Nutraceutical
Other(1)

(1) Other revenue includes revenues from Trocar, Training and Shipping.

Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Confidential Material – Do Not Distribute

9 biote

Scaled Market Leader with Differentiated Provider Business Model and Unparalleled Operating Experience

Sales

- **80+** national field sales team
- **9** regional teams
- **5** corporate sales operations
- **Ongoing** professional training

Marketing

- **In-house full-service** marketing and analytics capabilities
- **Omnichannel** expertise
- **All tactical execution** handled internally
- **Media buying** capabilities across all digital channels

Training

- **1** national training center
- **5** regional training centers
- **7** medical advisors
- **10** clinical faculty
- **69** experienced mentors

Customer Support Staff

- **10+** in-house customer support professionals
- **6** physicians on therapy hot-line

Research Commitment with the Support of Biote-Certified Providers

Breast Cancer Study[(1)]

- Published 9-year retrospective review
- Demonstrated testosterone is breast protective, particularly when delivered by subcutaneous pellet therapy
- Testosterone and/or Testosterone/Estradiol delivered subcutaneously significantly reduced the incidence of breast cancer

Safety Study[(2)]

- Review of 7 years of data from 2012-2019
- Identified adverse events for males and females who underwent subcutaneous pellet therapy
- Overall complication rate was <1%

(1) Based on Biote-certified clinician data. Published in European Journal of Breast Health.
(2) Based on Biote-certified clinician data. Published in Therapeutic Advances in Endocrinology and Metabolism, 2021.

Confidential Material – Do Not Distribute

10 biote

Biote Has An Exceptional Financial Profile Financial Summary Key Stats Revenue ($ in millions) 20% 300k+ ’20-’22 Revenue $160-166 Active Patients of $139 $116 CAGR Providers on Therapy $110 2019A 2020A 2021A 2022E ~29% EBITDA 90% 2022E Margin Clinic Retention Rate EBITDA ($ in millions) $46-50 $36 $33 $24 $160M—166M 5,300+ $46M—50M Providers in 2,800+ 2022E 2019A 2020A 2021A 2022E % Margin Clinics Treating Patients Revenue / EBITDA 22% 28% 26% ~29% 11 Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed Confidential Material – Do Not Distribute as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Q1-2022 Performance on Track Key Highlights: ✓ Net sales of $37 million in the quarter, an 18% increase YoY ✓ First quarter procedural revenue grew at 21.2% YoY ✓ Adjusted EBITDA of $12 million, a 20% increase YoY ✓ Management reiterates its 2022 guidance: − $160-166 million in revenue and $46-50 million in adjusted EBITDA. 12 Confidential Material – Do Not Distribute

Underserved TAM and Affordable Treatment Option (1) (2) 200M Americans with ~80% Untreated 18-34 18-34 3% 65-74 4% 75+ 35-44 10% 2% 17% 35-44 65+ 45-64 45-64 15% 17% 70% 62% Hormone Replacement Therapy Female Age Male Age $7bn ~80% of Patient Base ~20% of Patient Base (3) +7% CAGR Bioidentical pellet therapy, integrated nutraceuticals $180k+ 18% $140-$179k <$100k 16% 50% $100-$139k 17% (4) Annual HHI 13 (1) Assumes 50:50 ratio of men:women. (2) NAMS Survey, 2015 & HINDAWI Journal of Hormones. Confidential Material – Do Not Distribute (3) Market Data Forecast, North America HRT Market Size. (4) Sample size of ~10,000 current patients. Does not sum to 100 due to rounding.

Biote's End-to-End Practice-Building Platform Drives Clinic Success and Differentiates the Brand

Biote Proprietary Business Model

Didactic and Clinical Certification Training + Proprietary Practice Management Software + Clinical Decision Support System + Access to High Quality Dietary Supplements + Practice Training and Support = Practice Retention

Biote's Competitive Moat

- ✓ Biote-trained clinic network is **~11x larger**[1] than that of the closest competitor in a highly fragmented market
- ✓ 2.5M+ procedures performed by Biote-certified providers help us **continue to refine** our platform
- ✓ **Digital transformation** enables business innovation and best-in-class marketing tech

(1) Data on file.

Confidential Material – Do Not Distribute

14 biote

Compelling Value Proposition for Providers Number of Clinics ~2,800 2,606 2,166 1,616 1,112 2017A 2018A 2019A 2021A 2020A Annual Certified Clinic Financials Revenue per Average Procedure Ancillary Clinic Procedure Procedures Revenue Revenue Revenue + = Average Clinic $240 310 $74,400 $25,215 $99,615 x = Achieving average clinic performance requires ~25 procedures a month or 6 – 7 procedures per week 15 Confidential Material – Do Not Distribute

Proven Model Poised for Significant Growth Opportunity to expand our universe of targeted providers Total providers in U.S. Including Physicians and NPs involved in Patient Care 1,200,000 Providers with relevant specialties Including IM, GP, FP, OB-GYN, Urology 260,000 Currently targeted specialty group Top three deciles from relevant specialties 78,000 Providers in 2,800+ clinics currently contracted with Biote 5,300+ 16 Confidential Material – Do Not Distribute

Geographic Scalability Geographic scalability of the business is both predictable and capital efficient with a solid base of certified providers and their patients in current core states Today Future Near-Term Expansion Markets • Mid West (10 States) • Current core states include TX, OK, NM, CO, AR, LA, MS, AL, GA, FL• Sales Force Optimization Profile • West Coast (6 States) ‒ Targeted provider lead gen • By 2022, Biote grew to 5,300+ certified providers in 2,800+ clinics • Mid Atlantic (11 States) • Core states generate 67% of Biote’s revenue• Northeast (7 States) Planned International Expansion 2023 Brazil Mexico Colombia Argentina Canada 17 Confidential Material – Do Not Distribute

Impressive Financial Performance with Strong Growth, Profitability and Cash Flow Revenue EBITDA ($ in millions) ($ in millions) $160-166 $46-50 $139 $36 $116 $110 $33 $24 2019A 2020A 2021A 2022E 2019A 2020A 2021A 2022E % Gross Margin % Margin 60% 62% 65% 67% 22% 28% 26% ~29% ~20% ~20% ~29% 67% 2020A – 2022E 2020A – 2022E 2022E 2022E Net Revenue CAGR EBITDA CAGR EBITDA Margin Gross Profit Margin 18 Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed Confidential Material – Do Not Distribute as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Exceptional Leadership Team with a Proven Track Record in Managing High Growth Businesses Terry Weber Marc Beer Robb Gibbins Chief Executive Officer Chairman Chief Financial Officer Joe Butler Cary Paulette Marybeth Conlon Kevin Key Jennifer Schimmel Chief Information Officer Vice President of Sales General Counsel Chief Digital Officer Head of Human Resources 19 Confidential Material – Do Not Distribute

Thank You 20 Confidential Material – Do Not Distribute